EXHIBIT 10.2D

EXECUTION

for and on behalf of the Bank

Signed by: /s/ Mauli Nanavati

Name: Mauli Nanavati

Title: Authorized Signatory

for and on behalf of the Obligor

Signed by: /s/ Nadeem Arshad Elahi

Name: Nadeem Arshad Elahi

Title: Authorized Signatory

Signed by: /s/ Syed Mohammad Adnan

Name: Syed Mohammad Adnan

Title: Authorized Signatory

SECURITY AGREEMENT

اتفاقية ضمان

THIS SECURITY AGREEMENT ("**Agreement**") is dated September 8, 2026

حُررت اتفاقية الضمان الماثلة ("**الاتفاقية**") بتاريخ هذا اليوم الموافق ________________

Between:

بين:

1. **HSBC Bank Middle East Limited**, acting through any of its branches (the "**Bank**") with its address at P. O. Box 66, Dubai, UAE; and

1. **بنك إتش إس بي سي الشرق الأوسط المحدود**، ويعمل من خلال أي من فروعها ("**البنك**") ويقع عنوانه في ص. ب. 66، دبي، الإمارات العربية المتحدة؛ و

2. **The Obligor** whose details appear in the First Schedule (the "**Obligor**"),

2. **الملتزم** الواردة تفاصيله في الملحق الأول ("**الملتزم**")،

(together the "**Parties**" and each a "**Party**").

(يُشار إليهم مجتمعين باسم "**الطرفان/الطرفين**" وإلى كل واحد منهما منفردًا باسم "**الطرف**").

WHEREAS

تمهيد

The Obligor is required to enter into this Agreement as a condition under the Facility Agreement (as defined below).

يلتزم الملتزم بإبرام الاتفاقية الماثلة كشرط بموجب اتفاقية التسهيل (الوارد تعريفها أدناه).

IT IS AGREED AS FOLLOWS:

وعليه فقد جرى الاتفاق على ما هو آتٍ:

1. Definitions

1. التعريفات

1.1 The following terms shall have the meanings herein:

1-1 يكون للمصطلحات التالية المعاني المبينة قرين كل منها:

"**Account**" means each account held by the Obligor with the Bank or a third party financial institution and specified in the First Schedule, and includes any renewal, substitution or re-designation of such account(s) and any sub-accounts, money market accounts, dealer deposit accounts and other subsidiary accounts created or established with the Bank or a third party financial institution, or any other account which is a successor of such account(s).

"**الحساب**" يقصد به كل حساب يحتفظ به الملتزم لدى المصرف أو لدى مؤسسة مالية من الغير ومحدد في الملحق الأول، ويتضمن أي تجديد أو تبديل أو إعادة تسمية لذلك الحساب (الحسابات) وأي حسابات فرعية أو حسابات في سوق المال أو حسابات وديعة تاجر أو حسابات فرعية أخرى تكون مفتوحة أو مودعة لدى البنك أو لدى مؤسسة مالية من الغير، أو أي حساب آخر يخلف ذلك الحساب (الحسابات).

"**Business Day**" means a day, other than a Saturday, Sunday or public holiday, on which banks are open for business in the UAE.

"**يوم العمل**" يقصد به يوم بخلاف يوم السبت أو الأحد أو يوم عطلة عامة تفتح فيه البنوك أبوابها لمزاولة الأعمال العامة في دولة الإمارات.

"**Competent Authority**" means any entity or person appointed and authorised by law to operate the Security Registry.

"**السلطة المختصة**" يقصد بها أي كيان أو شخص معين ومفوض بموجب القانون لتشغيل سجل الضمان.

"**Counterparty**" means any party that (i) is counterparty to a contract secured under this Agreement, (ii) is the payer of any receivable secured under this Agreement; (iii) has possession of any

"**الطرف المقابل**" يقصد به أي طرف (1) يكون هو الطرف المقابل لعقد مضمون بموجب الاتفاقية الماثلة؛ (2) يكون هو دافع أي ذمم مدينة مضمونة بموجب الاتفاقية الماثلة؛ (3) يكون تحت يده أي أصول مضمونة؛ (4) يكون مدين لمقدم الضمان.

Secured Asset; (iv) is a debtor of the Security Provider.

"**Customer**" means the customer(s) identified in the First Schedule.

"**العميل**" يقصد به العميل (العملاء) المحدد في الملحق الأول.

"**Deposit**" means any and all amounts standing to the credit of each Account existing now or in the future (including the Rights and any interest accrued or payable thereon).

"**الوديعة**" يقصد بها أي وجميع المبالغ التي تكون على الرصيد الدائن في كل حساب موجود الآن أو في المستقبل (بما في ذلك الحقوق وأي فائدة مستحقة أو متوجبة الدفع عليها).

"**Event of Default**" means any of the events or circumstances specified in Clause 9.1.

"**حالة الإخلال**" يقصد بها أي من الأحداث أو الظروف المحددة في البند 9-1.

"**Facility Agreement**" means the facility agreement identified in the First Schedule (as amended, restated, supplemented, varied or replaced from time to time).

"**اتفاقية التسهيل**" يقصد بها اتفاقية التسهيل المحددة في الملحق الأول (حسبما يطرأ عليها من تعديل أو إعادة صياغة أو تكملة أو تغيير أو استبدال من وقت لآخر).

"**Intellectual Property Rights**" means all know-how, patents, trademarks, service marks, logos, designs, business names, databases, inventions, trade secrets, topographical or similar rights, copyrights and other intellectual property rights and any interests (including by way of licence) in any of the foregoing (in each case whether registered or not and including all applications for the same).

"**حقوق الملكية الفكرية**" يقصد بها كامل الدراية الفنية وبراءات الاختراع والعلامات التجارية وعلامات الخدمة والشعارات والتصاميم والأسماء التجارية وقواعد البيانات والاختراعات والأسرار التجارية والحقوق الطبوغرافية أو الحقوق المماثلة وحقوق التأليف والنشر وحقوق الملكية الفكرية الأخرى وأي مصالح (بما في ذلك عن طريق الترخيص) في أي مما سبق (في كل حالة سواء كانت مسجلة من عدمه، بما في ذلك جميع الطلبات الخاصة بها).

"**Movables Assets Security Law**" means UAE Federal Law No. (4) of 2020 concerning security of rights over movable property, all regulations implemented under that law (including the Movable Security Executive Regulations) and all procedures, and policies issued by the as each may be amended, supplemented or replaced from time to time.

"**قانون ضمان الحقوق في الأموال المنقولة**" يقصد به القانون الاتحادي رقم (4) لسنة 2020 بشأن ضمان الحقوق في الأموال المنقولة، وجميع اللوائح المنفذة بموجب ذلك القانون (بما في ذلك اللائحة التنفيذية لقانون الحقوق في الأموال المنقولة) وجميع الإجراءات والسياسات الصادرة، حسبما يطرأ على كل منها من تعديل أو تكملة أو استبدال من وقت لآخر.

"**Movable Security Executive Regulations**" means Cabinet Resolution No. 29 of 2021 concerning the Movable Assets Security Law.

"**اللائحة التنفيذية لقانون ضمان الحقوق في الأموال المنقولة**" يقصد به قرار مجلس الوزراء رقم 29 لسنة 2021 بشأن قانون الحقوق في الأموال المنقولة.

"**Receivables**" means all monies and amounts due or payable to the Obligor by the Counterparties under the Relevant Contracts.

"**الذمم المدينة**" يقصد بها جميع الأموال والمبالغ المستحقة أو القابلة للدفع للملتزم من قبل الأطراف المقابلة بموجب العقود ذات الصلة.

"**Receivables Law**" means Federal Decree Law No. (16) of 2021 on Factoring and Transfer of Receivables (as amended, supplemented or replaced from time to time).

"**قانون الذمم المدينة**" يقصد به المرسوم بقانون اتحادي رقم (16) لسنة 2021 في شأن التخصيم وحوالة الذمم المدينة (حسبما يطرأ عليه من تعديل أو تكملة أو استبدال من وقت لآخر).

"**Registrar**" means any entity that is authorised by law to operate the Security Registry.

"**المسجل**" يقصد به أي كيان مفوض بموجب القانون لتشغيل سجل الضمان.

"**Relevant Contracts**" means the documents listed in section "**Receivables under Contracts**" of First Schedule to this Agreement

"**العقود ذات الصلة**" يقصد بها المستندات المدرجة في قسم "**الذمم المدينة بموجب العقود**" في الملحق الأول من الاتفاقية الماثلة.

“**Rights**” means:

(a) in respect of each Deposit and Account, all rights, title, benefits and interests of the Obligor, whether present or future, proprietary, personal, non-contractual or otherwise, arising out of or in, to, under or in relation to each Deposit and Account; and

(b) in respect of a Relevant Contract, all the Obligor’s rights, claims, benefits, title and interest from time to time in and to such Relevant Contract, including, without limitation, the Receivables and all of the Obligor’s rights to make demands or claims under, and to compel performance of, or otherwise require payment under, such Relevant Contract, together with all rights of action arising under or in respect of such Relevant Contract.

"**الحقوق**" يقصد بها:

(أ) فيما يتعلق بكل إيداع وحساب، جميع حقوق الملتزم وملكيته ومنفعته ومصالحه، سواء كانت حالية أو مستقبلية، خاصة أو شخصية أو غير تعاقدية أو غير ذلك، والتي تنشأ عن أو على أو بموجب أو بخصوص كل إيداع وحساب;

(ب) فيما يتعلق بالعقد ذي الصلة، جميع حقوق الملتزم ومطالباته ومنافعه وملكيته ومصلحته من وقت لآخر في هذا العقد ذي الصلة، بما في ذلك على سبيل المثال لا الحصر، الذمم المدينة وجميع حقوق الملتزم في تقديم المطالبات بموجب هذا العقد ذي الصلة والالزام بالأداء أو طلب السداد بموجبه، بالإضافة إلى جميع الحقوق في التقاضي الناشئة بموجب هذا العقد ذي الصلة أو فيما يتعلق به.

“**Secured Assets**” means, all present and future assets of the Obligor listed in section “**Secured Assets**” of First Schedule to this Agreement, which includes, for the avoidance of doubt, the Receivables and the Rights.

" **الأصول المضمونة** " يقصد بها، جميع الأصول الحالية والمستقبلية للملتزم المدرجة في قسم "**الأصول المضمونة** " من الملحق الأول المرفق طي الاتفاقية الماثلة ، والتي تشمل، درءاً للشك، الذمم المدينة والحقوق.

“**Secured Indebtedness**” means all principal, interest, fees, default interest, commissions and other moneys (actual or contingent) which are owing or which may at any time become due or owing by the Customer to the Bank in connection with the Facility Agreement.

"**المديونية المضمونة**" يقصد بها جميع أصول المبالغ والفائدة والرسوم وغرامة التخلف عن السداد والعمولات والأموال الأخرى (الفعلية أو العرضية) المستحقة أو التي قد تصبح في أي وقت مستحقة أو مترصدة على العميل لصالح البنك فيما يتعلق باتفاقية التسهيل و/أو أي وثيقة أخرى، سواء أكانت مستحقة أو مترصدة على العميل بمفرده أو بالاشتراك مع أي شخص آخر.

“**Security Interest**” means any lien, mortgage, pledge, assignment, hypothecation, encumbrance, charge or any other type of preferential arrangement having the practical effect of creating a security interest upon or with respect to any property or asset, whether arising by agreement or under any statute, law, regulation or otherwise and includes (without limitation) any purchase option, call or similar right of a third party.

"**حق الضمان**" يقصد به أي حجز أو رهن عقاري أو رهن حيازي أو حوالة حق أو حق ضمان أو أعباء أو رهون أو أي نوع آخر من ترتيبات الامتياز التي يترتب عليها تأثير عملي لإنشاء حق ضمان يرد على أو يتصل بأي أعيان أو أموال، سواء كانت ناشئة عن اتفاق أو بموجب أي قانون أو نظام أو لائحة أو غير ذلك ويتضمن (على سبيل المثال لا الحصر) أي خيار للشراء أو طلب سداد أو أي حق مماثل لطرف من الغير.

“**Security Period**” means the period commencing on the date of this Agreement and terminating on the date on which the Secured Indebtedness have been unconditionally and irrevocably paid and/or discharged in full.

"**فترة الضمان**" يقصد بها الفترة التي تبدأ من تاريخ الاتفاقية الماثلة وتنتهي في تاريخ سداد و/أو الإعفاء من المديونية المضمونة بدون قيد أو شرط وعلى نحو لا رجعة فيه بالكامل.

“**Security Registry**” has the meaning given to “Register” in the Movable Security Executive Regulations and includes any replacement of such Register, at present known as the Emirates Integrated Registries Company.

"**سجل الضمان**" يكون له المعنى المبين لكلمة "السجل" في اللائحة التنفيذية لقانون ضمان الحقوق في الأموال المنقولة ويشمل أي بديل لهذا السجل، المعروف حالياً باسم شركة الإمارات للسجلات المتكاملة.

"**UAE**" means the United Arab Emirates.

"**الإمارات**" يقصد بها دولة الإمارات العربية المتحدة.

1.2 Construction

2-1 التفسير

(a) terms in this Agreement shall have the same meaning as assigned by and under the Facility Agreement.

(أ) يكون للألفاظ المستخدمة والتي لم يرد لها تعريف في الاتفاقية الماثلة نفس المعنى المبين لها بموجب وطبقاً لاتفاقية التسهيل.

(b) In this Agreement, clause headings are for convenience of reference only and shall not affect the interpretation of this Agreement.

(ب) في الاتفاقية الماثلة، ترد عناوين البنود لتسهيل الرجوع إليها فقط ولا تؤثر على تفسير الاتفاقية الماثلة.

(c) References to Clauses means references to the Clauses of this Agreement as amended or varied from time to time and references to sub-Clauses shall, unless otherwise specifically stated, be construed as references to the sub-Clauses of the Clause in which the reference appears.

(ج) الإشارات إلى البنود تشير إلى البنود الواردة في الاتفاقية الماثلة حسبما يتم تعديلها أو تغييرها من وقت لآخر، وتفسر الإشارات إلى البنود الفرعية على أنها إشارات للبنود الفرعية للبند الذي تظهر فيه الإشارة، ما لم ينص على خلاف ذلك تحديدًا.

(d) Except where the context otherwise requires words denoting the singular shall include the plural and vice versa, words denoting a gender shall include every gender and reference to persons shall include bodies corporate and unincorporated.

(د) باستثناء الحالات التي يقتضي فيها السياق خلاف ذلك، فإن الكلمات التي تدل على المفرد تتضمن الجمع والعكس بالعكس، والكلمات التي تدل على جنس محدد تشمل كل جنس والإشارات الدالة على الأشخاص تتضمن الهيئات الاعتبارية وغير الاعتبارية.

(e) Any reference in this Agreement to any statute or statutory provision shall, unless the context otherwise requires, be construed as a reference to such statute or statutory provision as same may have been or may from time to time be amended, modified, extended, consolidated, re-enacted or replaced.

(هـ) أي إشارة في الاتفاقية الماثلة لأي نظام أو حكم قانوني يجب، ما لم يقتض السياق خلاف ذلك، أن تُفسر على أنها إشارة إلى ذلك النظام أو الحكم القانوني حسبما يتم من وقت لآخر تعديله أو تغييره أو تمديده أو توحيده، أو إعادة سنه أو استبداله.

(f) References in this Agreement to any other agreements and documents shall be construed as a reference to such agreements or documents as amended, supplemented or restated, notated or replaced from time to time.

(و) الإشارات في الاتفاقية الماثلة إلى أي اتفاقيات أو وثائق أخرى يتعين تفسيرها على أنها إشارات إلى تلك الاتفاقيات أو الوثائق وما يطرأ عليها من تعديل أو إضافة أو إعادة صياغة أو استبدال من حين لآخر.

(g) References to liability or liabilities are to be construed to include all liabilities and obligations whether actual, contingent, present or future and whether incurred solely or jointly.

(ز) يجب تفسير الإشارات إلى الالتزام أو الالتزامات على أنها تشمل جميع المطلوبات والالتزامات سواء كانت فعلية أو عارضة أو حالية أو مستقبلية وسواء تم تحملها منفردًا أو الاشتراك.

(h) References to a person shall be construed so as to include that person's assigns or transferees or successors in title and shall be construed as including references to an individual, firm, partnership, joint venture, company, corporation, unincorporated body of persons or any state or any agency thereof.

(ح) يتعين تفسير الإشارات إلى شخص ما على أنها تشمل المحال إليهم من ذلك الشخص أو المنقول إليهم أو خلفائهم في الملكية ويجب تفسيرها على أنها تتضمن الإشارات إلى أي فرد أو شركة أو شراكة أو مشروع مشترك أو جمعية أو مؤسسة أو هيئة غير اعتبارية من الأشخاص أو أي دولة أو أي وكالة منها.

1.3 **Provisions relating to security**

3-1 الأحكام المتعلقة بالضمان

(a) The Security Interest contemplated by this Agreement:

(أ) حق الضمان المبين في الاتفاقية الماثلة:

(i) is granted in favour of the Bank; and

(1) صادر لصالح البنك؛ و

(ii) is continuing first priority security for the payment, discharge and performance of all the Secured Indebtedness and will extend to the ultimate balance of all sums payable under the Facility Agreement regardless of any intermediate payment or discharge in whole or in part.

(2) هو ضمان مستمر له الأولوية الأولى للسداد والوفاء وأداء جميع المديونية المضمونة وسوف يمتد إلى الرصيد النهائي لجميع المبالغ المستحقة بموجب اتفاقية التسهيل بصرف النظر عن أي سداد أو وفاء مرحلي كلياً أو جزئياً.

(b) If the Bank considers that an amount paid to the Bank under the Facility Agreement is capable of being avoided or otherwise set aside on the insolvency, bankruptcy, liquidation or administration of the payer or otherwise then the liability of the Obligor under this Agreement shall continue and that amount will not be considered to have been irrevocably paid for the purpose of this Agreement.

(ب) إذا رأى البنك إمكانية تجنب أي مبلغ مدفوع إلى البنك بموجب اتفاقية التسهيل أو تجنيبه بطريقة أخرى في حالة إعسار الدافع أو إفلاسه أو تصفيته أو دخوله تحت الإدارة الخارجية أو غير ذلك، تستمر مسؤولية الملتزم بموجب الاتفاقية الماثلة ولا يُعدُ ذلك المبلغ قد تم دفعه على نحو لا رجعة فيه لغرض الاتفاقية الماثلة.

(c) The fact that the details of any Secured Asset are incomplete shall not affect the validity or enforceability of this Agreement in respect of the Secured Assets.

(ج) لا يترتب على عدم اكتمال تفاصيل أي أصل مضمون على صحة أو نفاذ الاتفاقية الماثلة فيما يتعلق بالأصول المضمونة.

2. Covenant to Pay

2. التعهد بالدفع

The Obligor, as primary obligor and not merely as surety, covenants with the Bank that it will pay or discharge on demand the Secured Indebtedness on the date(s) on which such Secured Indebtedness are expressed to become due and in the manner provided for in the Facility Agreement.

يتعهد الملتزم، بصفته الملتزم الرئيسي وليس مجرد ضامن، لصالح البنك بأنه سيقوم بالسداد أو الوفاء عند الطلب بالمديونية المضمونة في التاريخ (التواريخ) المذكور أنه بحلوله سوف تصبح هذه المديونية المضمونة مستحقة وبالطريقة المنصوص عليها في اتفاقية التسهيل.

3. Security

3. الضمان

3.1 In consideration of the Bank providing or agreeing to provide the financing under the Facility Agreement, the Obligor hereby grants to the Bank a Security Interest under the Movable Assets Security Law over all of its right, title and interest from time to time in and to:

1-3 مقابل قيام البنك بتقديم أو الموافقة على تقديم التمويل بموجب اتفاقية التسهيل، يمنح الملتزم بموجبه لصالح البنك حق ضمان بموجب قانون ضمان الحقوق في الأموال المنقولة على جميع حقوقه وملكيته ومصالحه من وقت لآخر في وعلى:

(a) the Secured Assets;

(أ) الأصول المضمونة ؛

(b) all certificates, documents and other evidence of title to the Secured Assets;

(ب) جميع الشهادات والوثائق وسائر أدلة ملكية الأصول المضمونة ؛

as continuing security for the payment, discharge and performance of the Secured Indebtedness.

على سبيل الضمان والضمان المستمر للسداد والوفاء والأداء للمديونية المضمونة.

3.2 The Security Interests created pursuant to Clause 3.1 are first ranking Security Interests except where the Bank otherwise consents in writing.

2-3 تكون حقوق الضمان التي تم إنشاؤها بموجب البند 3-1 بمثابة حقوق ضمان من الدرجة الأولى ما لم يوافق البنك على خلاف ذلك كتابةً.

3.3 The Obligor and the Bank acknowledge and agree that the Security Interest created under this Agreement is created over all of the Obligor's assets described in the First Schedule whether existing or future assets.

3-3 يقر الملتزم والبنك ويوافقان على أن حق الضمان الذي يتم إنشاؤه بموجب الاتفاقية الماثلة يرد على جميع أموال الملتزم المذكورة في الملحق الأول، سواء كانت أموالاً حالية أو مستقبلية.

4. Notices and Acknowledgement

4. الإشعارات والإقرار

4.1 For the avoidance of doubt, for any Accounts that constitute part of the Secured Assets,

1-4 درءً لأي شك والتباس، بالنسبة لأي حسابات تشكل جزءًا من الأصول المضمونة وتكون مفتوحة باسم الملتزم لدى البنك،

and which are held by the Obligor with the Bank, this Agreement shall constitute notice to the Bank (as account bank) of the Security Interest referred to in Clause 3.1 in relation to the balance from time to time standing to the credit of such Accounts.

تشكل الاتفاقية الماثلة إخطاراً إلى البنك (بصفته بنك حساب) بحق الضمان المشار إليه في البند 3-1 فيما يتعلق بالمبلغ الذي يكون من وقت لآخر على الرصيد الدائن لهذه الحسابات.

4.2 **Not used**

2-4

4.3 If the Secured Assets are the Accounts held by the Obligor with a financial institution other than the Bank, the Obligor shall procure that each Counterparty (or those Counterparties required by the Bank), deliver to the Bank a duly completed acknowledgement of the notice referred to in Clause 4.2 within fifteen (15) Business Days of the date of the relevant notice.

3-4 عند طلب البنك وإذا كانت الأصول المضمونة هي الحسابات التي يحتفظ بها الملتزم لدى مؤسسة مالية غير البنك، يتعين على الملتزم أن يضمن قيام كل طرف مقابل (أو الأطراف المقابلة التي يطلبها البنك) بتزويد البنك بإقرار متكمل حسب الأصول بالإشعار المشار إليه في البند 4-2 في غضون خمسة عشر (15) يوم عمل من تاريخ الإشعار ذي الصلة.

4.4 **Not used**

4-4

5. The Accounts
INTENTIONALLY LEFT BLANK

.5 الحسابات

6. Representations and Undertakings

.6 الإقرارات والتعهدات

6.1 The Obligor represents and warrants to the Bank that:

1-6 يقر الملتزم ويضمن لصالح البنك ما يلي:

(a) it is a corporation duly incorporated and validly existing under the law of its jurisdiction of incorporation capable of suing and being sued, and has the power and authority to own its assets and to carry on its business as, and in such place or places as, it is now being conducted;

(أ) أنه عبارة عن شركة مسجلة على النحو الواجب وقائمة حسب الأصول بموجب قانون ولايته القضائية محل تأسيسه وأنه يتمتع بأهلية التقاضي كمدعي أو مدعى عليه، وأنه يتمتع بأهلية وصلاحية امتلاك أصوله وممارسة أعماله في ذلك المكان أو الأماكن حيثما يتم ممارستها الآن؛

(b) it has full legal capacity to enter into and perform the obligations under this Agreement and that the execution of this Agreement and the exercise of the Obligor's rights and performance of the Obligor's obligations thereunder have been duly authorised by all necessary corporate and other action;

(ب) أنه يتمتع بأتم الأهلية المعتبرة قانوناً لإبرام الاتفاقية الماثلة وأداء الالتزامات المنصوص عليها فيها، وأن قد تم التصريح بتحرير الاتفاقية الماثلة وممارسة حقوق الملتزم وأداء التزامات الملتزم بموجبها حسب الأصول باتخاذ جميع الإجراءات المؤسسية المطلوبة وسائر الإجراءات الضرورية الأخرى؛

(c) all acts, conditions and things required to be done, fulfilled and performed in order (i) to enable the Obligor lawfully to enter into,

(ج) أنّ جميع الأفعال والشروط والأشياء المطلوب القيام بها والوفاء بها وتنفيذها من أجل: (1) تمكين الملتزم بشكل قانوني من إبرام الاتفاقية

exercise the Obligor's rights under and perform and comply with the obligations expressed to be assumed by the Obligor under this Agreement; and (ii) to ensure that the obligations expressed to be assumed by the Obligor under this Agreement are legal, valid and binding;

الماثلة وممارسة حقوق الملتزم بموجبها وأداء والامتثال للالتزامات المعبر عن أنه يتحملها بموجب الاتفاقية الماثلة؛ (2) ولضمان أن تكون الالتزامات التي تم التعبير عن أنها تقع على عاتق الملتزم بموجب الاتفاقية الماثلة قانونية وصحيحة وملزمة؛

(d) the execution and performance of this Agreement are fully within the power of the Obligor and this Agreement creates legally binding obligations on the Obligor that do not contravene any other contractual or legal obligations of the Obligor;

(د) أنّ تحرير وأداء الاتفاقية الماثلة يقع ضمن الأهلية التامة للملتزم، وأنّ الاتفاقية الماثلة تنشئ التزامات ملزمة قانوناً على الملتزم لا تتعارض مع أي التزامات تعاقدية أو قانونية أخرى على الملتزم؛

(e) no material litigation, arbitration or administrative proceeding (including any which relate to the bankruptcy, preventative composition, winding-up or dissolution of the Obligor) before, by or of any court or government authority is pending or (as far as the Obligor knows) has been threatened against it or any of its assets (including, without limitation, the Secured Assets);

(هـ) أنه لا توجد أي دعاوي قضائية أو تحكيمية أو إجراءات إدارية مادية (بما في ذلك أي قضية تتعلق بالإفلاس أو الصلح الوقائي أو تصفية الملتزم أو حله) منظورة أمام أو لدى أي محكمة أو سلطة حكومية أو أنه (لمنتهى علم الملتزم) لم يتم التهديد بإقامة أي دعوى مذكورة ضده أو ضد أي من أمواله (بما في ذلك، على سبيل المثال لا الحصر، الأصول المضمونة)؛

(f) it has full legal capacity to dispose of the Secured Assets and grant the Security Interest created under this Agreement;

(و) أنه يتمتع بالأهلية القانونية التامة للتصرف في الأصول المضمونة ومنح حق الضمان الذي يتم إنشاؤه بموجب الاتفاقية الماثلة؛

(g) no other party has:

(ز) لا يمتلك أي طرف آخر:

(i) NOT USED

(1)

(ii) possession or control of any of the Secured Assets, save as disclosed to the Bank; and

(2) حيازة أي من الأصول المضمونة أو السيطرة عليها، باستثناء ما تم الإفصاح عنه للبنك؛ و

(h) the Secured Assets are and will at all times be in the sole legal and beneficial ownership of the Obligor free from any Security Interest whatsoever except those which arise by virtue of this Agreement.

(ح) أن الملكية القانونية وحق الانتفاع بالأصول المضمونة سيكون وسيظل في جميع الأوقات ملك الملتزم خالية من أي حق ضمان أيًا كان باستثناء الضمان الناشئ بموجب الاتفاقية الماثلة.

(i) that no security or encumbrance exists over the Secured Assets save as created pursuant to this Agreement;	(ح) أنه لا يوجد أي ضــمـان أو عبء على الأصـــول المضـــمونة إلا وفقاً لما تم إنشـــاؤه بموجب هذه الاتفاقية؛
(j) it has not sold, transferred, assigned, parted with its interest in or otherwise disposed of or dealt with the Secured Assets or any part thereof, or agreed to do any of the foregoing, otherwise than pursuant to this Agreement;	(ح) أنـه لم يقم ببيع أو نقل أو حوالـة أو التنـازل عن حصـته في الأصـول المضـمونة أو أي جزء منها أو التصـرف فيها أو التعامل معها بأي شكل آخر، أو وافق على القيام بأي مما سـبق، بخلاف ما هو منصوص عليه في الاتفاقية الماثلة؛
(k) the Relevant Contracts are in full force and effect, have not been terminated and/or cancelled and/or declared void or invalid;	(ح) أن العقود ذات الصــلـة ســارية المفعول بالكامل، ولم يتم إنهاؤها و/أو إلغاؤها و/أو إعلان بطلانها أو عدم صحتها؛
(l) there is no prohibition in any of the Relevant Contracts on creation of a security interest over the rights of the Obligor; and	(ح) لا يوجد حظر في أي من العقود ذات الصـلة على إنشاء حق ضمان على حقوق الملتزم؛ و؛
(m) there is no existing material default or breach by the Obligor or any Counterparty under the Relevant Contracts.	(ح) لا يوجد أي تقصـــير أو إخلال قـائم من جـانـب الملتزم أو أي طرف مقابل بموجب العقود ذات الصلة.
6.2 The Obligor hereby undertakes to the Bank that it will:	6-2 يتعهد الملتزم بموجبه لصالح البنك بما هو آتٍ:
(a) take all reasonable and practicable steps to preserve and enforce its rights and remedies under or in respect of the Secured Assets;	(أ) اتخاذ جميع التدابير المعقولة والعملية للحفاظ على حقوقه وسـبل الانتصـــاف الخاصـــة به وإنفاذها بموجب أو فيما يخص الأصول المضمونة ؛
(b) not to do or permit any act or thing to be done that may delay, prevent or adversely affect the recovery of any moneys payable under this Agreement;	(ب) عدم القيام أو السـماح بالقيام بأي شـــيء قد يؤدي إلى تأخير أو منع أو التأثير سلباً على استرداد أي أموال مستحقة بموجب الاتفاقية الماثلة؛
(c) NOT USED;	(ج)
(d) immediately notify the Bank of any act, breach, omission or other thing which might affect the Secured Assets or the rights of the Bank under this Agreement;	(د) إخطـار البنك على الفور بـأي فعل أو إخلال أو تقصـير أو أي شـيء آخر قد يؤثر على الأصـول المضمونة أو حقوق البنك بموجب الاتفاقية الماثلة الماثلة؛

(e)	at all times punctually pay all moneys that may become due in respect of the Secured Assets or any part thereof;	سداد جميع الأموال التي قد تصبح مستحقة في جميع الأوقات بحلول مواعيد استحقاقها فيما يتعلق بالأصول المضمونة أو أي جزء منها ؛	(هـ)
(f)	save with the prior written consent of the Bank, it will not (and will not agree to) create, attempt to create or permit to subsist any other Security Interest on the whole or any part of the Secured Assets;	عدم (وعدم الموافقة على) إنشاء أو الشروع في إنشاء أو السماح باستمرار أي حق ضمان آخر على جميع أو بعض الأصول المضمونة إلا في حالة الحصول على موافقة خطية مسبقة من البنك؛	(و)
(g)	not sell, transfer, grant, lease, lend, assign or otherwise dispose of or deal with any of the Secured Assets, except in the ordinary course of business on arms length terms or with the prior written consent of the Bank;	عدم بيع أي من الأصول المضمونة أو نقلها أو منحها أو تأجيرها أو إقراضها أو إحالتها أو التصرف فيها بأي طريقة أخرى أو التعامل بها، إلا في سياق العمل الاعتيادي بشروط تجارية أو بموافقة خطية مسبقة من البنك ؛	(ز)
(h)	at its own expense, execute, sign, perfect, do and, if required, register, every document, act or thing as in the reasonable opinion of the Bank may be necessary or desirable for the purpose of implementing or giving full effect to the terms and provisions of this Agreement;	القيام، على نفقته الخاصة، بتحرير وتوقيع وإتمام وتنفيذ وعند الطلب إشهار كل مستند أو فعل أو كل شيء يرى البنك بأنه ضروري أو مستحسن لغرض تنفيذ أو تفعيل أحكام الاتفاقية الماثلة؛	(ح)
(i)	not take or permit to be taken any act or thing to be done that may delay, prevent, reduce or otherwise adversely affect the recovery of any moneys payable under this Agreement action or which might invalidate, render unenforceable or otherwise prejudice the Security Interest constituted by this Agreement in the Secured Assets;	عدم اتخاذ أو السماح باتخاذ أي فعل أو شيء يمكن القيام به والذي من شأنه تأخير أو منع أو تقليل أو التأثير سلباً على استرداد أي أموال مستحقة الدفع بموجب الاتفاقية الماثلة أو الذي يكون من شأنه بطلان حق الضمان الناشئ بموجب الاتفاقية الماثلة على الأصول المضمونة أو التأثير بعدم نفاذه أو الانتقاص منه بأي شكل آخر؛	(ط)
(j)	promptly provide the Bank with a copy of any order, direction, requisition, notice or other communication in respect of the Secured Assets that may reasonably affect the value of the Secured Assets, whether issued by an authority or any other person;	بأن يقدم على الفور إلى البنك نسخة من أي أمر أو توجيه أو طلب أو إشعار أو أي مراسلة أخرى فيما يتعلق بالأصول المضمونة سواء أكانت صادرة من سلطة أو من أي شخص آخر.	(ي)
(k)	on request of the Bank, furnish the Bank with such information as the Bank may reasonably require about the Obligor's business and affairs,	تزويد البنك، عند طلب البنك، بالمعلومات التي قد يطلبها البنك حول أعمال وشؤون الملتزم، والأصول المضمونة وامتثاله لشروط الاتفاقية الماثلة، ويتعين على الملتزم أن يسمح للبنك أو أي	(ك)

the Secured Assets and its compliance with the terms of this Agreement and the Obligor shall permit the Bank or any of its representatives, upon reasonably notice and no more than quarterly, such access as the Bank may require to (i) inspect any of the Obligor's books, accounts and records, its annual balance sheet and profit and loss statement, and to discuss its financial matters with its officers, (ii) inspect the Secured Assets and to make inventories of the same at all reasonable times, and (iii) pay all reasonable costs, fees and other expenses whether legal or otherwise incurred in respect of such inspections;

من ممثليه بالوصـــول وفقاً لطلب البنك من أجل: (1) الاطلاع على أي من دفـاتر وحســـابـات وســجلات الملتزم وميزانيته العمومية الســنوية وبيان الأرباح والخسـائر ومناقشة شؤونه المالية مع موظفيه؛ (2) ومعاينة الأصـــول المضـــمونة وجردهـا في جميع الأوقـات المعقولـة؛ (3) ودفع جميع التكاليف والأتعاب والمصـــاريف الأخرى المعقولة ســـواء كانت قانونية أو تم تحملها بأي طريقـة أخرى فيمـا يتعلق بعمليـات الاطلاع والمعاينة المذكورة؛

(l) in respect of the Accounts comprised withing the Secured Assets, it will not at any time, in any manner, seek to rely on the non-existence of any part of the balance standing to the credit of the Accounts as at the date of this Agreement or fluctuation of the amount of the balance standing to the credit of the Accounts after the date of this Agreement as releasing the Obligor from the performance, in whole or in part, of any of its liabilities or obligations arising under this Agreement;

(ل) فيما يتعلق بالحسـابات، عدم السـعي في أي وقت، وبأي طريقـة، إلى الاعتمـاد على عدم وجود أي جزء من الرصـيد الدائن من الحسـابات في تاريخ الاتفاقية الماثلة أو التقلبات في مبلغ الرصيد الدائن في الحســابات بعد تاريخ الاتفاقية الماثلة من أجل إبراء ذمـة الملتزم من الأداء، كلياً أو جزئياً، لأي من التزامـاتـه أو مســؤولياتـه النـاشـــئـة بموجب الاتفاقية الماثلة؛

(m) in respect of any tangible assets comprised within the Secured Assets:

(م) فيمـا يتعلق بـأي أموال ملموســـة تتـألف منهـا الأصول المضمونة:

(i) maintain the value of the tangible assets at such level as the Bank shall require, from time to time;

(1) المحافظة على قيمة الأموال الملموسة بالمسـتوى الذي يطلبه البنك من وقت لآخر؛

(ii) pay, or procure payment of, all applicable rents, rates, taxes and other outgoings in respect of the premises at which the tangible assets are kept (other than payments incorrectly charged, and which are contended by

(2) دفع أو التعهد بدفع جميع الإيجارات والأســعـار والضـــرائـب وســـائر المصـــروفـات المطبقـة فيمـا يتعلق بـالمبـاني التي يتم فيهـا الاحتفـاظ بالأموال الملموســـة (بخلاف الدفعات التي يتم فرضـــها بشـكل غير صـــحيح والتي ينازع الملتزم في صـحتها). في حالة إخفاق الملتزم أو إهماله في دفع

the Obligor). In the event the Obligor should fail or neglect to pay, or procure the payment of, the applicable rents, rates, taxes and outgoings, the Bank shall be entitled but not obliged to pay such rents, rates, taxes and outgoings and the Obligor shall pay to the Bank on demand any amounts so paid by the Bank and such amounts shall for the purposes of this Agreement be deemed to be secured hereunder;

أو التعهد بدفع الإيجارات والأسعار والضرائب والمصروفات المطبقة، يحق للبنك ولكن دون أدنى التزام عليه بدفع تلك الإيجارات والأسعار والضرائب والمصروفات ويتعين على الملتزم أن يدفع إلى البنك عند الطلب أي مبالغ دفعها البنك على هذا النحو وتعتبر هذه المبالغ، لأغراض الاتفاقية الماثلة، مضمونة بموجب الاتفاقية الماثلة؛

(iii) NOT USED

(3)

(iv) operate and maintain, or ensure the diligent operation and maintenance of the tangible assets in a safe, efficient and business-like manner and in accordance with good industry practice;

(4) تشغيل الأموال الملموسة وصيانتها أو ضمان تشغيلها بحرص وصيانتها بطريقة آمنة وفعالة ووفقاً لأسس تجارية سليمة ومتوافقة مع الممارسات الجيدة في الصناعة؛

(n) in respect of any rights or receivables comprised within the Secured Assets not, except with the prior written consent of the Bank:

(ن) فيما يتعلق بأي حقوق أو ذمم مدينة متضمنة في الأصول المضمونة، الامتناع عن الآتي، إلا بموافقة خطية مسبقة من البنك:

(i) not used

(1)

(ii) release a Counterparty from any of its material obligations under such contract or waive any material breach of a counterparty's obligations thereunder or consent to any such act or omission of a counterparty as would otherwise constitute such breach;

(2) إبراء ذمة الطرف المقابل من أي من التزاماته المادية بموجب العقد المبرم معه أو التنازل عن أي إخلال لالتزامات الطرف المقابل بموجبه أو الموافقة على أي فعل أو تقصير من جانب الطرف المقابل والذي قد يشكل إخلالاً بأي طريقة أخرى؛

(iii) permit any material breach or material default under any contract relating to the Secured Assets to exist or continue; or

(3) السماح بوجود أو استمرار أي إخلال أو تقصير بموجب أي عقد يتعلق بالأصول المضمونة؛ أو

(iv) agree to terminate any contract relating to Secured Assets for any reason whatsoever.

(4) الموافقة على إنهاء أي عقد يتعلق بالأصول المضمونة لأي سبب من الأسباب.

6.3 Repetition

3-6 التكرار

The representations and undertakings contained in Clauses 6.1 and 6.2 are deemed to be:

تعتبر الإقرارات والتعهدات الواردة في البندين 1-6 و2-6:

(a) repeated by the Obligor on the date of this Agreement and each day during the Security Period by reference to the facts and circumstances existing on that date; and

(أ) مُكررة من قبل الملتزم في تاريخ الاتفاقية الماثلة وكل يوم خلال فترة الضمان بالإشارة إلى الوقائع والظروف القائمة في ذلك التاريخ؛ و

(b) given by the Obligor in respect of any Secured Assets that are acquired or come into existence as the property of the Obligor after the date of this Agreement on the date when such Secured Assets are acquired by the Obligor or come into existence as the property of the Obligor.

(ب) مقدمة من قبل الملتزم فيما يتعلق بأي أصول مضمونة تم الحصول عليها أو ظهرت في حيز الوجود كملكية للملتزم بعد تاريخ الاتفاقية الماثلة في تاريخ حصول الملتزم على هذه الأصول المضمونة أو ظهورها في حيز الوجود كملكية للملتزم.

7. Perfection of Security and Further Assurance

7. إشهار الضمان والضمان الإضافي

7.1 The Obligor acknowledges and agrees that the Security Interest created and intended to be created by this Agreement is subject to the Movable Assets Security Law and the Receivables Law.

1-7 يقر الملتزم ويوافق على أن حق الضمان الوارد والمقرر إنشائه بموجب الاتفاقية الماثلة يخضع لقانون ضمان الحقوق في الأموال المنقولة وقانون الذمم المدينة.

7.2 The Obligor:

2-7 الملتزم:

(a) shall, promptly on demand, pay all such fees, charges and expenses as may be, prescribed by the Competent Authority or payable to any other government authority to ensure this Agreement is capable of registration and is registered;

(أ) يتعين عليه، فور الطلب، أن يدفع جميع الرسوم والتكاليف والنفقات التي قد تقررها السلطة المختصة أو تكون متوجبة الدفع إلى أي سلطة حكومية أخرى لضمان صلاحية الاتفاقية الماثلة للإشهار وأن يتم إشهارها؛

(b) shall at the same time as executing this Agreement deliver to the Bank (or procure the delivery to and deposit with the Bank of) all

(ب) يتعين عليه في نفس وقت تحرير الاتفاقية الماثلة تسليم جميع الشهادات أو السندات أو المستندات الأخرى التي تشكل أو تثبت ملكية الأصول

certificates, deeds or other documents constituting or evidencing title to the Secured Assets; and

المضمونة إلى البنك (أو التعهد بتسليمها وإيداعها لدى البنك) ؛ و

(c) shall provide such information or complete any application as may be required by the Competent Authority.

(ج) يتعين عليه تقديم المعلومات أو تعبئة أي طلب بحسب طلب السلطة المختصة.

7.3 The Obligor expressly acknowledges and agrees that Bank shall be entitled to:

3-7 يقر الملتزم ويوافق صراحة على حق البنك فيما يلي:

(a) register this Agreement or such other document creating similar Security Interest over the Secured Assets in respect of this Agreement together with all other supporting documents at the Security Registry; and

(أ) إشهار الاتفاقية الماثلة أو أي مستند آخر ينشئ حق ضمان مماثل على الأصول المضمونة فيما يتعلق بالاتفاقية الماثلة مع جميع المستندات الداعمة الأخرى في سجل الضمان ؛ و

(b) prior to the date on which any registration (whether or not previously renewed) of this Agreement in the Security Registry is scheduled to expire, at the Obligor's own cost, renew such registration for the maximum period prescribed by the Competent Authority or under such rules and regulations as may be issued pursuant to the Moveable Assets Security Law (including any executive regulations issued pursuant thereto).

(ب) قبل التاريخ المقرر بحلوله انقضاء أثر إشهار الاتفاقية الماثلة (سواء أسبق تجديده من عدمه) في سجل الضمان، وعلى نفقة الملتزم الخاصة، تجديد ذلك الإشهار لأقصى فترة تحددها السلطة المختصة أو بموجب القواعد واللوائح التي قد تصدر بموجب قانون ضمان الحقوق في الأموال المنقولة (بما في ذلك أي لائحة تنفيذية صادرة بموجبه).

7.4 For the purpose of the Movable Security Executive Regulations, the Security Provider agrees that there will be no limit on the information relating to the Security Provider or this Agreement which may be necessary to register this Agreement in the Security Registry in accordance with the provisions of the Movable Assets Security Law.

4-7 لأغراض اللائحة التنفيذية لقانون ضمان الحقوق في الأموال المنقولة، يوافق مقدم الضمان على أنه لن يكون هناك قيد على المعلومات المتعلقة بمقدم الضمان أو الاتفاقية الماثلة التي قد تكون ضرورية لإشهار الاتفاقية الماثلة في سجل الضمان وفقاً لأحكام قانون ضمان الحقوق في الأموال المنقولة.

7.5 The Obligor confirms and agrees it will not under any circumstances allege that all or any part of this Agreement or its registration is invalid or otherwise affected by:

5-7 يؤكد الملتزم ويوافق على أنه لن يدعي تحت أي ظرف من الظروف بعدم صحة الاتفاقية الماثلة كلياً أو جزئياً أو إشهارها أو المساس بها بأي طريقة أخرى بما يلي:

(a) any mistake in or inaccuracy of any information included on the Security Registry;

(أ) أي خطأ في أو عدم دقة أي معلومات مدرجة في سجل الضمان؛

(b)	any unclear, misleading or incomplete description included on the Security Registry;	أي وصف غير واضح أو مضلل أو غير كامل مدرج في سجل الضمان؛	(ب)
(c)	any other information, description or thing included on the Security Registry in respect of this Agreement; or	أي معلومات أو وصف أو شيء آخر مدرج في سجل الضمان بخصوص الاتفاقية الماثلة؛ أو	(ج)
(d)	any failure by any Party to perform its obligations under this Agreement or the Facility Agreement.	أي إخفاق من قبل أي طرف في أداء التزاماته بموجب الاتفاقية الماثلة أو اتفاقية التسهيل.	(د)

7.6 The Obligor hereby waives any right:

يتنازل الملتزم بموجبه عن أي حق فيما يلي: 6-7

(a)	of objection to registration of the Security Interest constituted by this Agreement on the Security Registry;	الاعتراض على إشهار حق الضمان الذي تشكله الاتفاقية الماثلة في سجل الضمان؛	(أ)
(b)	to be notified by the Bank on enforcement of this Agreement or procedures of execution against the Secured Assets;	أن يتم إخطاره من قبل البنك عند تنفيذ الاتفاقية الماثلة أو عند اتخاذ إجراءات التنفيذ على الأصول المرهونة؛	(ب)
(c)	of termination of the Security Interest constituted by this Agreement that the Obligor may have under the Moveable Assets Security Law including without limitation under Article 16 of such law; and	إنهاء أي حق ضمان تشكله الاتفاقية الماثلة والذي قد يتمتع به الملتزم بموجب قانون ضمان الحقوق في الأموال المنقولة بما في ذلك على سبيل المثال لا الحصر بموجب المادة 16 من ذلك القانون؛ و	(ج)
(d)	to claim indemnification from the Bank under Article 16(3) of the Movable Assets Security Law for any failure by the Bank to strike off the registration in the Security Registry within the five (5) Business Days time limit mentioned in Article 16(2) of the Movable Assets Security Law.	المطالبة بالتعويض من البنك بموجب المادة 16 (3) من قانون ضمان الحقوق في الأموال المنقولة عن أي إخفاق من جانب البنك في شطب الإشهار في سجل الضمان خلال مهلة خمسة (5) أيام عمل المذكورة في المادة 16(2) من قانون ضمان الحقوق في الأموال المنقولة.	(د)
(e)	it may have of first requiring the Bank to:	يجوز له أن يطلب من البنك أولاً:	(هـ)
(i)	proceed against any;	اتخاذ إجراءات ضد أي شخص؛	.1
(ii)	enforce any other rights or security; or	إنفاذ أي حقوق أو ضمانات أخرى؛ أو	.2
(iii)	claim payment from any person, before claiming	المطالبة بالسداد من أي شخص، قبل المطالبة من الملتزم بموجب هذه الاتفاقية،	.3

from the Obligor under this Agreement

This waiver applies irrespective of any provision of this Agreement to the contrary.

ويسـري هذا التنازل بغض النظر عن أي حكم من أحكام هذه الاتفاقية ينص خلاف ذلك.

7.7 The Parties further agree that there will be no limit on the information relating to the Obligor, this Agreement, the Security Interest created pursuant to this Agreement or the Secured Assets which may be registered in the Security Registry and any entry on the Security Registry including without limitation any entry in relation to any registration, amendment or discharge of this Agreement on the Security Registry shall be deemed to constitute sufficient notice by the Bank to the Obligor, if any such notification is required under the Moveable Assets Security Law.

7-7 كذلك يوافق الطرفان على أنه لن يكون هناك قيد على المعلومات المتعلقة بالملتزم أو الاتفاقية الماثلة أو حق الضمان الذي يتم إنشاؤه بموجب الاتفاقية الماثلة أو الأصول المضمونة التي يجوز إشهارها في سجل الضمان ويكون أي قيد في سجل الضمان، بما في ذلك على سبيل المثال لا الحصر، أي قيد يتعلق بأي إشهار أو تعديل أو إبراء للاتفاقية الماثلة في سجل الضمان بمثابة إخطار كافٍ من البنك إلى الملتزم، إذا كان أي إخطار من هذا القبيل مطلوباً بموجب قانون ضمان الحقوق في الأموال المنقولة.

7.8 The Obligor undertakes forthwith upon demand by the Bank from time to time, at the Obligor's sole cost and expense, to execute and deliver all such documents, deeds and instruments and perform and do all such acts and things as the Bank may consider expedient for giving the Bank the full benefit of the security contemplated by this Agreement.

8-7 يتعهد الملتزم فور طلب البنك من وقت لآخر، على حساب ونفقة الملتزم وحده، بتحرير وتسليم جميع المستندات والسندات والمحررات وتنفيذ والقيام بكافة الأفعال والأشياء التي قد يعتبرها البنك مناسبة لمنح البنك الاستفادة الكاملة من الضمان المنصوص عليه في الاتفاقية الماثلة.

7.9 The Obligor confirms, agrees and acknowledges that:

9-7 يؤكد الملتزم ويوافق ويقر بما يلي:

(a) any notification in connection with the registration of this Agreement in the Security Registry or any amendment or discharge of the registration may be made by electronic mail or other electronic means to the electronic mail address of the Obligor set out in the Obligor's signature block in this Agreement or as notified to the Bank from time to time and registration, amendment or discharge of this Agreement on the Security Registry shall constitute adequate disclosure to the Obligor of such registration, amendment or discharge;

(أ) يجوز تقديم أي إخطار يتصل بإشهار أو تعديل أو إبراء للاتفاقية الماثلة في سجل الضمان عن طريق البريد الإلكتروني أو أي وسيلة إلكترونية أخرى على عنوان البريد الإلكتروني الخاص بالملتزم المنصوص عليه في خانة توقيع الملتزم في الاتفاقية الماثلة أو بحسب إخطار البنك من وقت لآخر، ويشكل الإشهار أو التعديل أو الإبراء للاتفاقية الماثلة في سجل الضمان إفصاحاً مناسباً للالتزام بذلك الإشهار أو التعديل أو الإبراء؛

(b) unless required by the Bank, no third parties are required to be

(ب) ما لم يطلب البنك ذلك، لا يلزم إخطار أي أطراف من الغير فيما يتعلق بالاتفاقية الماثلة؛

notified in respect of this Agreement;

(c) upon registration of this Agreement in the Security Registry, third parties may have access to any basic information in connection with this Agreement, as may be prescribed under rules and regulations issued by the Registrar, from time to time, pursuant to the provisions of the Moveable Assets Security Law;

(ج) عند إشـــهار الاتفاقية الماثلة في ســجل الضــمان، يمكن لأطراف من الغير الوصـــول إلـى أي معلومات أســاســية تتصــل بالاتفاقية الماثلة، على النحو المنصـــوص عليه بموجب القواعد واللوائح الصـــادرة عن المســجل، من وقت لآخر، وفقاً لأحكام قانون ضمان الحقوق في الأموال المنقولة؛

(d) the effective period of the registration shall be the Security Period; and

(د) تكون فترة سريان الإشهار هي فترة الضمان؛ و

(e) the description of the Accounts contained in the First Schedule is of sufficient certainty to cover the balance from time to time standing to the credit of such Accounts.

(هـ) يعتبر وصـف الحسـابات الوارد في الملحق الأول تأكيداً كافياً لتغطية الرصـيد الذي يكون من وقت لآخر على الجانب المدين من هذه الحسابات.

8. Distributions

8. التوزيعات

8.1 All distributions forming part of or arising from the Secured Assets shall, unless otherwise agreed between the Bank and the Obligor, be paid to and retained by the Bank, and any such distributions which may be received by the Obligor shall, pending such payment, be held on trust and as agent for the Bank.

1-8 تُدفع جميع التوزيعـات التي تشـــكـل جزءاً من الأصـــول المضـمونة أو الناشئة عنها، ما لم يتم الاتفاق على خلاف ذلك بين البنك والملتزم، إلى البنك ويحتفظ بها البنك، وتكون أي توزيعات من هذا القبيل قد يتلقاها الملتزم، وحتى إتمام هذا الدفع، محتفظ بها من قبل الملتزم على سـبيل الأمانة وكوكيل للبنك.

8.2 The Bank shall be entitled, at any time, to apply such distributions in or towards the reduction or discharge of the Secured Indebtedness or part thereof or, to retain the same as security for the Secured Indebtedness.

2-8 يحق للبنك، في أي وقت، استخدام تلك التوزيعات في سبيل أو نحو تخفيض أو استيفاء المديونية المضـمونة أو جزء منها أو الاحتفاظ بها على سبيل الضمان للمديونية المضمونة.

9. Enforcement of Security

9. التنفيذ على الضمان

9.1 The Security Interest hereby created shall become enforceable if:

1-9 يصــلح التنفيذ على حق الضــمان الذي تشـكله الاتفاقية الماثلة في الحالات التالية:

(a) the Customer fails to pay when due or demanded (subject to the grace periods, if any, agreed to in the documents evidencing such Secured Indebtedness) any of the Secured Indebtedness or an event of default (however described) occurs

(أ) إخفـاق العميـل في أن يـدفع عنـد حلول أجـل الاســتحقـاق أو عند الطلب أي من المـديونيـة المضمونة أو عند وقوع حالة إخلال (كيفما كانت) فيما يتعلق باتفاقية التسهيل؛ أو

in respect of the Facility Agreement; or

(b) the Obligor is in material breach of any of the obligations expressed to be assumed by it herein and, if capable of remediation, is not remedied within thirty (30) Business Days after the earlier of (i) the notice of default sent by the Bank and (ii) the date the Obligor becomes aware of such breach; or

(ب) إذا أخلّ الملتزم إخلالاً جوهرياً بأيٍّ من الالتزامات المنصــوص صــراحةً على تحمّله لها بموجب هذا المســتند، ولم تتم معالجـة ذلـك الإخلال—إذا كـان قـابلاً للمعالجة—خلال ثلاثين (30) يوم عمل من التاريخ الأســبق من بين: (1) تاريخ إرســال البنك إشــعاراً بواقعة الإخلال، و(2) التـاريخ الـذي يصــبح فيـه الملتزم على علم بذلك الإخلال؛ أو.

(c) any representation, declaration or undertaking made by the Obligor herein is, or proves to have been incorrect or misleading in any material way (unless the representation is already qualified by materiality) when made unless the underlying matter leading the incorrect or misleading representation (to the extent capable of remediation) is remedied to the satisfaction of the Bank to the effect that the relevant representation is correct and not misleading within thirty (30) Business Days from the earlier of (i) the notice of misrepreseentation sent by the Bank and (ii) the date the Obligor becomes aware of such incorrect or misleading representation; or

(ج) أن يكون أي إقرار أو تصــريح أو تعهّد صــادر عن الملتزم بموجب هذا المســتند غير صــحيح أو مضــللاً، أو أن يتبيّن أنه كان كذلك، من أي ناحية جوهرية وقت صــدوره (ما لم يكن ذلك الإقرار مقيّداً أصــلاً بمعيار الجوهرية)، ما لم تتم، بالقدر الذي تكون فيه قابلةً للمعالجة، معالجة المسألة الأساسية التي أدّت إلى عدم صــحة الإقرار أو كونه مضــللاً، بما يحقق رضــا البنك ويجعل الإقرار المعني صحيحاً وغير مضلل، وذلك خلال ثلاثين (30) يوم عمل من التاريخ الأســبق من بين: (1) تاريخ إرســال البنك إشــعاراً بشأن الإقرار غير الصحيح أو المضلل، و(2) التاريخ الذي يصــبح فيه الملتزم على علم بعدم صــحة ذلك الإقرار أو بكونه مضللاً؛ أو.

(d) proceedings are commenced either by or against the Customer and/or Obligor for its bankruptcy, preventative composition or winding-up or for the appointment of a custodian, receiver, trustee in bankruptcy or similar officer of any or all of its revenues and assets; or

(د) إذا تم الشــروع في إجراءات إما من قبل أو ضــد العميل و/أو الملتزم بسـبب إفلاسـه أو دخوله في صـلح وقائي أو إغلاقه أو تعيين وصـي أو حارس قضـائي أو أمين تفليسة أو أي مسؤول مشابه على بعض أو جميع إيراداته وأصوله؛ أو

(e) the Customer and/or Obligor is unable to pay its debts as they fall due, or any debt of the Customer becomes due and payable prior to its specified maturity or the Customer and/or Obligor commences negotiations with one or more of its creditors with a view to the general re-adjustment or rescheduling of its indebtedness or makes a general assignment for the benefit of, or a composition with its creditors; or

(هـ) إذا تعذر على العميل و/أو الملتزم سداد ديونه عند استحقاقها، أو إذا أصبح أي دين على العميل و/أو الملتزم مستحقاً ومتوجباً للدفع قبل تاريخ استحقاقه المحدد أو إذا شرع العميل في مفاوضات مع واحد أو أكثر من دائنيه بهدف إجراء تسوية عامة أو إعادة جدولة لمديونته أو إجراء تنازل عام لصالح دائنيه أو تسوية معهم؛ أو

(f) for whatever reason the Customer and/or Obligor ceases to carry on its business, disposes of all or a substantial part of its assets or revenues or has the conduct or its business wholly or partially curtailed; or

(و) إذا توقف العميل و/أو الملتزم لأي سبب من الأسباب عن ممارسة أعماله، أو تصرف في كل أو جزء جوهري من أصوله أو إيراداته أو تم تخفيض نطاق أعماله كلياً أو جزئياً؛ أو

(g) the Secured Assets or a material part of them shall be seized, compulsorily acquired, confiscated or expropriated or title to the Secured Assets or a material part of them shall pass to a third party without the Bank's knowledge or consent; or

(ز) إذا تم الاستيلاء على الأصول المضمونة أو أي منها أو الاستحواذ عليها جبراً أو مصادرتها أو نزع ملكيتها أو إذا تم نقل ملكية الأصول المضمونة أو أي منها إلى طرف من الغير دون علم البنك أو موافقته ؛ أو

(h) any other event occurs which has been agreed between the Obligor and the Bank as an event upon the occurrence of which this Agreement or any other security for the Secured Indebtedness shall be enforceable.

(ح) إذا وقع أي حدث آخر متفق عليه بين الملتزم والبنك كحدث يترتب عليه صلاحية التنفيذ على الاتفاقية الماثلة أو أي ضمان آخر للمديونية المضمونة.

9.2 Upon the occurrence of an Event of Default, the Bank shall be entitled, without giving prior notice to the Obligor or obtaining the consent from the Obligor (but at the cost of the Obligor), to exercise all the rights, powers and remedies as the Bank under this Agreement or conferred by the Moveable Assets Security Law on secured parties or otherwise conferred by law on secured parties in relation to the Secured Assets, including but not limited to:

2-9 عندما حدوث حالة إخلال، يحق للبنك، دون سابق إنذار إلى الملتزم أو الحصول على موافقة من الملتزم (ولكن على حساب الملتزم)، استعمال جميع الحقوق والصلاحيات وسبل الانتصاف الخاصة بالبنك بموجب الاتفاقية الماثلة أو الممنوحة بموجب قانون ضمان الحقوق في الأموال المنقولة للأطراف المضمونة أو الممنوحة بموجب القانون للأطراف المضمونة فيما يتعلق بالأصول المضمونة، بما في ذلك على سبيل المثال لا الحصر:

(a) exercise any or all of the Obligor's rights, title, benefits, interests and

(أ) استعمال بعض أو جميع حقوق الملتزم وملكيته ومنفعته ومصالحه ومطالباته (الحالية والمستقبلية) فيما يتعلق بالأصول المضمونة؛

claims (present and future) in relation to the Secured Assets;

(b)	exercise the right of set-off pursuant to Clause 11 below;	استعمال حق المقاصة عملا بالبند 11 أدناه؛	(ب)
(c)	without court order, taking possession of the Secured Assets and selling any Secured Assets by private sale;	وضـع اليد على الأصـول المضـمونة وبيع أي أصـول مضـمونة عن طريق البيع الخاص بدون أمر قضائي؛	(ج)
(d)	applying to the competent court (including directly to the summary judge or execution judge) to seize and take possession of the Secured Assets and to sell the Secured Assets by public auction (or privately if permitted by law) on terms and conditions as the court may deem fit;	التقدم إلى المحكمة المختصة (بما في ذلك مباشرة إلى قاضي الإجراءات المستعجلة أو قاضي التنفيذ) لمصادرة ووضع اليد على الأصول المضمونة وبيع الأصول المضمونة بالمزاد العلني (أو عن طريق البيع الخاص إذا كان القانون يجيز ذلك) وفقاً للشروط والأحكام التي تراها المحكمة ملائمة؛	(د)
(e)	giving notices to any Counterparty or any other person regarding the Secured Assets, recovering and collecting all amounts payable under or in respect of the Secured Assets and to give a good receipt in respect thereof;	إخطار أي طرف مقابل أو أي شخص آخر فيما يتعلق بالأصول المضمونة، واسترداد وتحصيل جميع المبالغ المستحقة بموجب أو فيما يتعلق بالأصول المضمونة وتقديم إيصال صحيح فيما يتعلق بها ؛	(هـ)
(f)	to the extent the Accounts constitute part of the Secured Assets, giving notices to any account bank in respect of the Accounts pledged pursuant to this Agreement and collecting all balances held in such Accounts and to give a good receipt thereof. All moneys, costs and expenses incurred by the Bank in applying to the court and taking possession of the Secured Assets, warehousing and selling the same shall be payable by the Obligor pursuant to Clause 14;	تقديم إخطارات إلى أي بنك حساب فيما يتعلق بالحسابات المضمونة بموجب الاتفاقية الماثلة والقيام بتحصيل جميع الأرصدة المحتفظ بها في هذه الحسابات وتقديم إيصال صحيح بها. تكون جميع الأموال والتكاليف والمصاريف التي يتحملها البنك في سبيل التقدم للمحكمة ووضع اليد على الأصول المضمونة وتخزينها وبيعها متوجبة الدفع على الملتزم بموجب البند 14.	(و)
(g)	settle, arrange, compromise or submit to arbitration any accounts, claims, questions or disputes whatsoever which may arise in connection with the Secured Assets or in any way relating to this Agreement and execute releases or other discharges in relation to the	الصلح أو التسوية أو التوفيق أو الإحالة إلى التحكيم بشأن أي حسابات أو أمور أو نزاعات أياً كان نوعها والتي قد تنشأ بخصوص الأصول المضمونة أو بأي شكل من الأشكال فيما يتصل بالاتفاقية الماثلة وتحرير براءات الذمة أو المخالصات الأخرى بخصوص الأصول المضمونة والاتفاقية الماثلة؛ و	(ز)

Secured Assets or this Agreement; and

(h) execute and do all such acts, agreements and things as it may consider reasonably necessary or proper for or in relation to any of the above purposes.

(ح) التنفيذ والقيام بجميع التصرفات والاتفاقيات والأشياء التي قد يراها ضرورية أو مناسبة في حدود المعقول أو فيما يتعلق بأي من الأغراض المذكورة أعلاه.

The above rights and powers are in addition to (and are not in any way affected by) any other remedy which the Bank may have at law, contract or otherwise, including under the Movable Assets Security Law and the Receivables Law.

تكون الحقوق والصلاحيات المذكورة أعلاه إضافة إلى (ولا تتأثر بأي شكل من الأشكال) بأي تدبير انتصافي آخر قد يكون متاحاً للبنك بموجب القانون أو العقد أو غير ذلك، بما في ذلك بموجب قانون ضمان الحقوق في الأموال المنقولة وقانون الذمم المدينة.

9.3 Any demand, notification or certificate given by the Bank specifying the Secured Indebtedness or amounts due and payable under this Agreement shall, in the absence of manifest error, be conclusive and binding on the Obligor.

3-9 يكون أي طلب أو إخطار أو شهادة يقدمها البنك بما يحدد المديونية المضمونة أو المبالغ المستحقة والواجبة الدفع بموجب الاتفاقية الماثلة، في حالة عدم وجود خطأ واضح، بمثابة دليلاً قاطعاً وملزماً على الملتزم.

9.4 Subject as otherwise provided herein, the Bank shall have no duty to account to the Obligor in respect of any or all of the Secured Assets and the Obligor shall not be entitled (without the Bank's prior written consent) to withdraw, transfer or otherwise deal with the Secured Assets.

4-9 مع مراعاة ما هو منصوص عليه خلافاً لذلك في الاتفاقية الماثلة، لا يتحمل البنك أي مسؤولية تجاه الملتزم فيما يتعلق ببعض أو جميع الأصول المضمونة ولا يحق للملتزم (بدون موافقة خطية مسبقة من البنك) سحب الأصول المضمونة أو تحويلها أو التعامل بها بأي طريقة أخرى.

9.5 For the purpose of exercising any of its rights under this Clause 9, the Obligor irrevocably grants and agrees to grant the Bank (including its employees or agents) reasonable access to any premises in which the Secured Assets are located.

5-9 لغرض استعمال أي من حقوقه المنصوص عليها في هذا البند 9، يمنح الملتزم البنك على نحو لا رجعة فيه ويوافق على أن يمنح البنك (بما في ذلك موظفيه أو وكلائه) حق الوصول غير المقيد (في أي وقت ودون سابق إنذار) إلى أي مبنى توجد فيه الأصول المضمونة.

10. Obligor Remains Liable

.10 استمرار مسؤولية الملتزم

Notwithstanding anything to the contrary in this Agreement:

بصرف النظر عن أي شيء وارد على خلاف ذلك في الاتفاقية الماثلة:

(a) the Bank shall not be obliged to make any enquiry as to the nature or sufficiency of any payment received by it based on this Agreement or to make any claim or take any other action to collect any amounts due and payable in respect of the Secured Assets or to enforce any of its rights hereby pledged and assigned to the Bank or to which the

(أ) لا يكون البنك ملزماً بإجراء أي تحقيق يتعلق بطبيعة أو كفاية أي دفعة يستلمها بموجب الاتفاقية الماثلة أو تقديم أي مطالبة أو اتخاذ أي إجراء آخر لتحصيل أي مبالغ مستحقة أو واجبة الدفع فيما يتعلق بالأصول المضمونة أو إنفاذ أي من حقوقه المضمونة والمحالة بموجبه لصالح البنك أو التي قد يستحقها البنك في أي وقت بموجب الاتفاقية الماثلة؛ و

Bank may at any time be entitled hereunder; and

(b) the Obligor shall at all times remain liable to perform all the obligations assumed by it in relation to the Secured Assets and the Bank shall be under no obligation of any kind whatsoever in the event of any failure by the Obligor to perform the Obligor's obligations in respect thereof.

(ب) يجب أن يظل الملتزم في جميع الأوقات ملزماً بأداء جميع الالتزامات التي يتحملها فيما يتعلق بالأصول المضمونة ولا يتحمل البنك أي التزام أياً كان نوعه في حال حدوث أي إخفاق من جانب الملتزم في أداء التزامات الملتزم بشأنها.

11. Set-Off

11. المقاصة

The Bank may at any time after the occurrence of an Event of Default that is continuing apply any credit balance to which the Obligor is entitled on any account with the Bank in satisfaction of the Secured Indebtedness. For this purpose, the Bank is authorized to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary to effect such application.

يجوز للبنك في أي وقت استخدام أي رصيد دائن يحق للملتزم الحصول عليه على أي حساب لدى البنك للوفاء بالمديونية المضمونة. ويحق للبنك، في سبيل ذلك، أن يشتري بالأموال التي تكون على الرصيد الدائن في أي حساب العملات الأخرى التي قد تكون ضرورية لتنفيذ ذلك الاستخدام.

12. Power of Attorney

12. الوكالة القانونية

12.1 The Obligor hereby irrevocably and unconditionally appoints the Bank (acting through any of its authorised officers) to be its attorney to exercise such rights and powers, perform such acts and execute and deliver such deeds, documents and instruments which the Obligor is obliged to do (and fails so to do) under the terms and conditions of this Agreement including but not limited to:

1-12 يعيّن الملتزم بموجبه البنك (عبر أي من موظفيه المفوضين على نحو لا رجعة فيه ودون قيد أو شرط ليكون وكيله لاستعمال هذه الحقوق والصلاحيات، وتنفيذ هذه الأفعال وتحرير وتسليم المحررات والوثائق والسندات التي يلتزم الملتزم بتنفيذها (ويخفق في تنفيذها) بموجب أحكام وشروط الاتفاقية الماثلة بما في ذلك على سبيل المثال لا الحصر:

(a) the matters referred to in Clause 7; and

(أ) المسائل المشار إليها في البند 7؛ و

(b) anything relating to the Secured Assets and the security created under this Agreement including in legal and/or quasi-legal and/or other proceedings (at the cost of the Obligor).

(ب) أي شيء يتعلق بالأصول المضمونة والضمان الناشئ بموجب الاتفاقية الماثلة بما في ذلك الإجراءات القانونية و/أو شبه القانونية و/أو الإجراءات الأخرى (على نفقة الملتزم).

12.2 The Bank may at any time and from time to time delegate by power of attorney or by any other lawful means to any person or persons all or any of the rights which are for the time being exercisable by the Bank under this

2-12 يجوز للبنك في أي وقت ومن وقت لآخر أن يفوض بوكالة قانونية أو بأي وسيلة قانونية أخرى أي شخص أو أشخاص بكل أو بعض الحقوق التي يمكن للبنك ممارستها في ذلك الوقت بموجب الاتفاقية الماثلة فيما يتعلق الأصول المضمونة. ويجوز إجراء أي تفويض من هذا القبيل بالشروط ومع

Agreement in relation to the Secured Assets. Any such delegation may be made upon such terms and subject to such restrictions as the Bank may think fit. The Bank will not be in any way be liable or responsible to the Obligor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate other than as may be due to its gross negligence or willful default.

مراعاة القيود التي قد يراها البنك مناسبة. لن يكون البنك مسؤولاً أو ملتزماً بأي شكل من الأشكال تجاه الملتزم عن أي خسارة أو ضرر ناجم عن أي فعل أو تقصير أو ترك فعل أو سوء تصرف من جانب أي نائب إلا إذا كان السبب هو إهماله الجسيم أو إخلاله المتعمد.

12.3 The Obligor ratifies, and confirms and agrees to ratify and confirm whatever the Bank or any delegate may lawfully do or purport to do in exercise of any of the rights referred to in this Clause 12.

3-12 يصادق الملتزم ويؤكد ويوافق على المصادقة والتأكيد على كل فعل يجوز للبنك أو أي نائب القيام به بشكل قانوني أو يُنسب إليه القيام به في ممارسة أي من الحقوق المشار إليها في هذا البند 12.

12.4 The Bank or any of its delegates shall have no duty to account to the Obligor in respect of the Secured Assets.

4-12 لا يكون البنك أو أي من نوابه ملتزما تجاه الملتزم فيما يتعلق بالأصول المضمونة.

12.5 The Bank or any of its delegates shall not be liable for any losses (including loss of profits) arising out of or in connection with the exercise or purported exercise in good faith of any of the rights pursuant to this Agreement nor for any omission of any nature whatsoever in connection with all or any of the Secured Assets other than, in the case of the Bank, as may be due to its gross negligence or willful default.

5-12 لا يتحمل البنك أو أي من نوابه أي مسؤولية عن أي خسائر (بما في ذلك فوات الأرباح) ناتجة عن أو تتصل بالاستخدام أو الاستخدام المزعوم حسن النية لأي من الحقوق المنصوص عليها في الاتفاقية الماثلة أو عن أي ترك لفعل أي كانت طبيعته على الإطلاق فيما يتصل بكل أو ببعض الأصول المضمونة ما لم يكن السبب هو إهماله الجسيم أو إخلاله المتعمد، حسب مقتضى الحال.

12.6 No person dealing with the Bank or its delegates shall be bound to see or inquire whether the right of the Bank to exercise any of its powers has arisen or become exercisable or be concerned with notice to the contrary, or be concerned to see whether any such delegation by the Bank shall have lapsed for any reason or been revoked.

6-12 لا يلتزم أي شخص يتعامل مع الملتزم أو نوابه بالاطلاع أو الاستعلام عما إذا كان حق البنك في ممارسة أي من صلاحياته قد نشأ أو أصبح قابلاً للممارسة أو أن يكون معنياً بأي إخطار يفيد خلاف ذلك، أو أن يكون معنياً بمعرفة ما إذا كان قد سقط أو تم إلغاء أي تفويض للبنك لأي سبب من الأسباب.

13. Application of Proceeds

13. استخدام المتحصلات

All moneys received by the Bank upon enforcement of this Agreement shall be applied (unless otherwise mandatorily required by law) by it first in discharging all costs and expenses (including legal fees) incurred in enforcing this Agreement, secondly in or towards the discharge of any interest or other amounts (not being principal) owing to the Bank and forming part of the Secured Indebtedness and thirdly

يجب استخدام جميع الأموال التي يتلقاها البنك عند تنفيذ الاتفاقية الماثلة (ما لم يقتض القانون خلاف ذلك إلزامياً) ابتداءً في سبيل استيفاء جميع التكاليف والنفقات (بما في ذلك الأتعاب القانونية) التي يتم تحملها في تنفيذ الاتفاقية الماثلة، وثانياً في سبيل أو نحو استيفاء أي فائدة أو مبالغ أخرى (غير أصل المبلغ) تكون مستحقة للبنك وتشكل جزءاً من المديونية المضمونة وثالثاً في سبيل أو نحو تسديد رصيد المديونية المضمونة ويُدفع أي رصيد متبقٍ منها إلى الملتزم.

in or towards the discharge of the balance of the Secured Indebtedness and, any remaining balance thereof shall be paid to the Obligor.

14. Indemnity

14. التعويض

14.1 The Obligor shall fully indemnify the Bank (and its directors, officers, employees and agents) and each receiver, attorney, manager, agent or other person appointed by the Bank or a receiver under this Agreement (together the "**Other Parties**") to the fullest extent permitted by law and at all times during the Security Period, hold the Bank and the Other Parties harmless against any and all third party claims, demands, actions, suits, damages and liabilities of whatsoever nature (the "**Claim**") directly caused by the Obligor and/or Customer, where such Claim in any way whatsoever relates to or arises out of the subject matter of this Agreement or the arrangements and transactions contemplated by the Facility Agreement.

1-14 يتعين على الملتزم تعويض البنك بالكامل (وأعضاء مجلس إدارته ومسؤوليه وموظفيه ووكلائه) وكل مستلم أو محامي أو مدير أو وكيل أو أي شخص آخر يعينه البنك أو مستلم بموجب الاتفاقية الماثلة (يشار إليهم مجتمعين باسم "**الأطراف الأخرى**") إلى أقصى قدر جائز بموجب القانون وفي جميع الأوقات خلال فترة الضمان، وإبراء ذمة البنك والأطراف الأخرى من أي وجميع المطالبات والطلبات والإجراءات والدعاوى والأضرار والالتزامات أيًا كان نوعها ("**المطالبة**") والتي يسببها الملتزم، عندما تتعلق تلك المطالبة بأي طريقة أو تنشأ عن موضوع الاتفاقية الماثلة أو الترتيبات والمعاملات المنصوص عليها في اتفاقية التسهيل.

14.2 The indemnities given in this Clause 14 will survive the termination of this Agreement provided that the indemnities relate to Claims arising prior to the termination of this Agreement.

2-14 يستمر العمل بالتعويضات الواردة في هذا البند 14 ويستمر سريانها حتى بعد إنهاء الاتفاقية الماثلة بشرط أن تتعلق التعويضات بالمطالبات الناشئة قبل إنهاء الاتفاقية الماثلة.

14.3 The Bank shall not be liable for any losses arising out of or in connection with the exercise or purported exercise of any of its rights, powers and discretion in good faith hereunder and in particular, but without limitation, the Bank shall not be liable to account as mortgagee in possession or otherwise in respect of the Secured Assets or any of them or any proceeds derived from the sale or other disposal of the Secured Assets or any of them, nor shall it be liable for any loss upon realization of the Secured Assets or any of them and the Bank shall not be liable for any neglect or default or omission of any nature whatsoever in connection with the Secured Assets or any of them.

3-14 لن يتحمل البنك المسؤولية عن أي خسائر ناجمة عن أو تتصل بالاستعمال أو الاستعمال المزعوم لأي من حقوقه وصلاحياته وتقديره بحسن نية بموجب الاتفاقية الماثلة وعلى وجه الخصوص، ولكن على سبيل المثال لا الحصر، لن يكون البنك مسؤولاً عن أي حساب بصفته مرتهناً حائزاً أو غير ذلك فيما يتعلق بالأصول المضمونة أو أي منها أو أي متحصلات متأتية من بيع الأصول المضمونة أو أي منها أو أي تصرف آخر فيها، ولن يكون مسؤولاً عن أي خسارة عند تسييل الأصول المضمونة أو أي منها ولا يتحمل البنك المسؤولية عن أي إهمال أو إخلال أو تقصير أياً كان نوعه فيما يتعلق بالأصول المضمونة أو أي منها.

14.4 Subject as otherwise provided herein, and other than mandatorily required by law, the Bank shall not be responsible for the management of the Secured Assets.

4-14 مع مراعاة ما هو منصوص عليه في الاتفاقية الماثلة، وبخلاف ما يقتضيه القانون إلزامياً، لن يكون البنك مسؤولاً عن إدارة الأصول المضمونة.

15. Preservation of Security

15. حفظ الضمان

15.1 The security constituted by this Agreement shall be in addition to and shall be independent of every other security which the Bank may at any time hold for the Secured Indebtedness or any part thereof and shall not be discharged by any intermediate payment by the Customer but shall be a continuing security and extend to cover any sums of moneys owing which shall for the time being constitute the balance of the Secured Indebtedness.

1-15 يكون الضمان الناشئ بموجب الاتفاقية الماثلة إضافة إلى أي ضمان ورهن آخر يجوز أن يحتفظ به البنك في أي وقت من أجل المديونية المضمونة أو أي جزء منها ويكون مستقلاً عن ذلك الضمان الآخر، ولا يُرفع بواسطة أي دفعة مرحلية من قبل العميل، بل يكون رهناً وضماناً مستمراً ويمتد لتغطية أي مبالغ مستحقة والتي تشكل آنذاك رصيد المديونية المضمونة.

15.2 If the Obligor at any time fails to perform and observe any of the covenants and conditions contained in this Agreement the Bank shall be entitled, but not obliged to take such steps as it may deem necessary to make good such failure, and all expenses and costs incurred and money paid out by the Bank in connection therewith shall be treated as part of the Secured Indebtedness.

2-15 إذا أخفق الملتزم في أي وقت في أداء ومراعاة أي من التعهدات والشروط الواردة في الاتفاقية الماثلة، يحق للبنك، ولكن دون أدنى التزام عليه، اتخاذ الخطوات التي قد يراها ضرورية لجبر ذلك الإخفاق، ويتم التعامل مع جميع النفقات والتكاليف التي يتم تحملها والأموال التي يدفعها البنك في هذا الشأن كجزءٍ من المديونية المضمونة.

15.3 This Agreement and the security created under this Agreement shall not be discharged, nor shall the obligations of the Obligor be affected, by any act, omission or circumstances which, but for this provision, might operate to release or otherwise exonerate the Obligor from its obligations hereunder or affect such obligations, and in particular, but without limitation (and whether or not known to the Customer and/or, Obligor or the Bank), shall not be affected by:

3-15 لا يتم إبراء الذمة من الاتفاقية الماثلة والضمان الذي تشكله الاتفاقية الماثلة ولا تتأثر التزامات الملتزم بموجب الاتفاقية الماثلة بأي فعل أو تقصير أو حالات قد يترتب عليها، لولا هذا البند، إعفاء الملتزم أو إبرائه من التزاماته بموجب الاتفاقية الماثلة أو تؤثر على هذه الالتزامات، وعلى وجه الخصوص، ولكن دون حصر (سواء أكانت معلومة للعميل و/أو الملتزم أو البنك من عدمه) بما يلي:

(a) any time, indulgence or waiver at any time given to the Obligor, Customer or another person; or

(أ) أي مهلة أو تساهل أو تنازل في أي وقت يُمنح إلى الملتزم أو العميل أو أي شخص آخر؛ أو

(b) any amendment to the Facility Agreement or to any other security, guarantee or agreement; or

(ب) أي تعديل على اتفاقية التسهيل أو أي ضمان أو كفالة أو اتفاقية أخرى؛ أو

(c) the existence, validity or enforcement of, or failure to enforce, or the release of any person or property from, or the failure of a person to execute or otherwise be bound by, this Agreement, the Facility Agreement or other security, guarantee or agreement for whatever reason; or

(ج) وجود الاتفاقية الماثلة أو اتفاقية التسهيل أو أي ضمان أو كفالة أو اتفاقية أخرى أو صحتها أو نفاذها، أو الإخفاق في إنفاذها، أو إبراء أي شخص أو أموال منها، أو إخفاق أي شخص في تحريرها أو الالتزام بأي منها لأي سبب من الأسباب؛ أو

(d) the dissolution, amalgamation, change in status, constitution or control, reconstruction or reorganisation of the Obligor or any other person; or

(د) حل الملتزم أو أي شخص آخر أو اندماجه أو تغيير وضعه أو تأسيسه أو السيطرة عليه أو إعادة هيكلته أو إعادة تنظيمه؛ أو

(e) anything else whatsoever.

(هـ) أي شيء آخر على الإطلاق.

The Bank is under no liability to the Obligor in relation to any of these matters, even if the Obligor's rights are prejudiced as a result.

لا يتحمل البنك أي مسؤولية تجاه الملتزم فيما يتعلق بأي من هذه الأمور، حتى إذا تم المساس بحقوق الملتزم نتيجة لذلك.

15.4 Without prejudice to the provisions of Clause 9 above, the Bank shall not be obliged before exercising any of its rights or powers under this Agreement or by law to take any action in any court or obtain judgment or claim or proof in any bankruptcy, winding-up or dissolution of the Customer and/or Obligor.

4-15 مع عدم الإخلال بأحكام البند 9 أعلاه، يوافق الملتزم على ألا يكون البنك ملزماً قبل استعمال أي من حقوقه أو صلاحياته بموجب الاتفاقية الماثلة أو بموجب القانون، باتخاذ أي إجراء لدى أي محكمة أو الحصول على حكم قضائي أو مطالبة أو إثبات في أي إفلاس أو تصفية أو حل للعميل و/أو الملتزم.

15.5 Where any discharge or other arrangement (whether in respect of this Agreement or otherwise) is granted to or made with the Customer and/or Obligor on the faith of any payment, security or other disposition which is subsequently avoided or which fails to be repaid in consequence of the bankruptcy or liquidation of the Customer and/or Obligor or any other person, the security hereby constituted and the obligations of the Obligor hereunder shall continue as if there had been no such discharge or other arrangement.

5-15 عند منح أي مخالصة أو أي ترتيب آخر (سواء فيما يتعلق بالاتفاقية الماثلة أو غير ذلك) إلى العميل و/أو الملتزم أو إجراؤه معهم على ذمة أي دفعة أو ضمان أو أي تصرف آخر تم تجنبه لاحقاً أو لم يتم سداده نتيجة لإفلاس أو تصفية العميل و/أو الملتزم أو أي شخص آخر، يجب أن يستمر الضمان الناشئ بموجب الاتفاقية الماثلة والتزامات الملتزم بموجب الاتفاقية الماثلة كما لو لم تحدث تلك المخالصة أو أي ترتيب آخر.

16. Obligor's claims against the Customer

.16 مطالبات الملتزم ضد العميل

16.1 The Obligor shall not unless and until the whole of the Secured Indebtedness shall have been discharged to the satisfaction of the Bank be entitled to share in, succeed or benefit from (whether by subrogation or otherwise) any rights (including, for the avoidance of doubt, any right of set-off) which the Bank may have or any security, indemnity or guarantee which the Bank may hold in respect of indebtedness or liabilities of the Customer to the Bank or any proceeds thereof.

1-16 ما لم يتم وحتى استيفاء كامل المديونية المضمونة على نحو يحقق رضا البنك، لا يحق للملتزم أن يشارك أو يخلف أو يستفيد (سواء عن طريق الحلول أو غير ذلك) من أي حقوق (بما في ذلك درءًا للشك، أي حق في المقاصة) قد يمتلكها البنك أو أي رهن أو تعويض أو ضمان قد يحتفظ به البنك فيما يتعلق بمديونية أو التزامات العميل تجاه البنك أو أي متحصلات متأتية منها.

16.2 The Obligor shall not without the prior written consent of the Bank at any time prior to the discharge of the whole of the Secured Indebtedness to the satisfaction of the Bank

2-16 لا يجوز للملتزم دون الحصول على موافقة خطية مسبقة من البنك في أي وقت قبل استيفاء كامل المديونية المضمونة بما يحقق رضا البنك ممارسة أو المطالبة أو إنفاذ أو محاولة

exercise, claim or enforce or attempt to exercise, claim or enforce any rights which the Obligor may have against the Customer or any other person arising by reason of this Agreement or the Facility Agreement or any provision thereof or by reason of the Bank having received payment or other discharge in respect of a part only of the Secured Indebtedness. Any monies or other property received or obtained by the Obligor (with or without such consent) by virtue of any such exercise, enforcement or claim shall be deemed to be held by the Obligor on trust and as agent for the Bank and immediately turned over to the Bank for application in or towards discharge of the Secured Indebtedness in accordance with Clause 13 hereof.

ممارسة أو المطالبة أو إنفاذ أي حقوق قد تكون للملتزم في مواجهة العميل أو أي شخص آخر بسبب الاتفاقية الماثلة أو اتفاقية التسهيل أو أي حكم من أحكامها أو بسبب تلقي البنك دفعة أو أي وفاء آخر فيما يتعلق بجزء فقط من المديونية المضمونة. تعتبر أي أموال أو ممتلكات أخرى يتلقاها الملتزم أو يحصل عليها (بهذه الموافقة أو بدونها) بموجب أي ممارسة أو إنفاذ أو مطالبة من هذا القبيل في حوزة الملتزم على سبيل الأمانة وكوكيل للبنك ويتم تسليمها على الفور إلى البنك من أجل استخدامها في سبيل أو نحو استيفاء المديونية المضمونة وفقاً للبند 13 من الاتفاقية الماثلة.

17. Remedies and Waivers

No failure by the Bank to exercise, nor any delay by the Bank in exercising, any rights or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

17. سبل الانتصاف والتنازلات

لن يعتبر أي إخفاق أو تأخير من جانب البنك في استعمال أي حقوق أو تدبير انتصافي بموجب الاتفاقية الماثلة بمثابة تنازل عنها، ولا يترتب على أي استعمال فردي أو جزئي لأي حق أو تدبير انتصافي منع أي استعمال آخر أو إضافي له أو استعمال أي حق أو تدبير انتصافي آخر. تكون الحقوق وتدابير الانتصاف الواردة في الاتفاقية الماثلة تراكمية ولا تستبعد أي حقوق أو تدابير انتصاف منصوص عليها في القانون.

18. Validity of Agreement

The security hereby granted shall be effective and fully enforceable notwithstanding any breach prior to the date hereof of any term in any agreement evidencing the Secured Indebtedness.

18. صحة الاتفاقية

يسري الضمان الممنوح بموجبه ويكون نافذاً بكامل الأثر والمفعول بصرف النظر عن أي إخلال قبل تاريخ الاتفاقية الماثلة لأي شرط في أي اتفاقية يثبت المديونية المضمونة.

19. Partial Invalidity

Each of the provisions of this Agreement is severable and distinct from the others and, if one or more of such provisions is or becomes illegal, invalid or unenforceable, the remaining provisions shall not be affected in any way.

19. البطلان الجزئي

يكون كل حكم بالاتفاقية الماثلة مستقلاً عن الأحكام الأخرى ويصلح فصله عنها، وإذا أصبح أي حكم أو أكثر من هذه الأحكام غير قانوني أو باطلاً أو غير صالح للتنفيذ، لن تتأثر الأحكام المتبقية بأي شكل من الأشكال.

20. Assignment

20. الحوالة

20.1 This Agreement shall be binding on the parties hereto, their respective successors and permitted assigns, heirs and/or legal representatives.

1-20 تكون الاتفاقية الماثلة ملزمة لطرفيها، وخلفائهم والمحال إليهم منهما، وورثتهم و/أو ممثليهم القانونيين.

20.2 The Obligor may not assign or transfer any of its rights or obligations under this Agreement without the written consent of the Bank.

2-20 لا يجوز للملتزم أن يحيل أو أن ينقل أي من حقوقه أو التزاماته بموجب الاتفاقية الماثلة دون الحصول على موافقة خطية من البنك.

20.3 The Bank shall have the right at any time during the term of this Agreement, upon notice to the Obligor but without the need to obtain consent, to assign or otherwise transfer all or any part of its rights, benefits and obligations hereunder to any third party.

3-20 يحق للبنك في أي وقت خلال مدة الاتفاقية الماثلة، بتقديم إشعار إلى الملتزم ولكن دون الحاجة إلى الحصول على موافقته، أن يحيل أو أن ينقل جميع أو بعض حقوقه ومزاياه والتزاماته بموجب الاتفاقية الماثلة إلى أي طرف من الغير.

21. Notices

21. الإشعارات

Any demand or communication made by the Bank hereunder shall be in writing and made at the address of the Obligor given in the parties section of this Agreement (or such other address as the Obligor shall notify the Bank in writing from time to time) and shall be deemed to have been served on the date of delivery.

يشترط في أي طلب أو اتصال يقدمه البنك بموجب الاتفاقية الماثلة أن يكون خطياً ويُرسل على عنوان الملتزم المحدد في فقرة تحديد الطرفين من الاتفاقية الماثلة (أو أي عنوان آخر يقوم الملتزم بإخطار البنك به خطياً من وقت لآخر) ويُعتبر أنه قد تم التبليغ به في تاريخ التسليم.

22. Joint and Several Liability

22. المسؤولية التضامنية والتكافلية

22.1 Where the Obligor comprises two or more persons:

1-22 إذا كان الملتزم يضم شخصين أو أكثر:

(a) the respective obligations hereby undertaken by the Obligor shall be deemed to be undertaken by such persons jointly and also severally and the act or default of any of them shall be deemed to be the act or default of both or all of them; and

(أ) تُعتبر الالتزامات ذات الصلة التي يتعهد بها الملتزم بموجب الاتفاقية الماثلة قد تم التعهد بها من قبل هؤلاء الأشخاص على سبيل التضامن وأيضاً على سبيل التكافل، ويعتبر أي فعل أو إخلال صادر من أي منهم فعلاً أو إخلالاً من جانبهما أو جميعهم؛ و

(b) the liability of any one such person hereunder to the Bank shall not be discharged or affected in any way by (a) reason of the invalidity, voidability or unenforceability in respect of any other such person of this Agreement or any other security which the Bank may hold in relation to the Secured Indebtedness or any part thereof or, (b) the Bank's releasing,

(ب) لا يجوز إبراء ذمة أي شخص مذكور بموجب الاتفاقية الماثلة تجاه البنك أو الانتقاص منها بأي شكل من الأشكال بسبب (أ) بطلان أو عدم صحة أو عدم نفاذ الاتفاقية الماثلة أو أي ضمان آخر قد يحتفظ به البنك فيما يتعلق بالمديونية المضمونة أو أي جزء منها فيما يتعلق بأي شخص آخر مذكور، أو (ب) قيام البنك بإعفائه أو إبراء ذمته أو تصالحه أو تغيير المسؤولية بموجب الاتفاقية

discharging, compounding with or varying the liability hereunder of or, making any other arrangement with, any other such person.

المماثلة أو أي إجراء أي ترتيب آخر مع أي شخص آخر.

23. Counterparts

23. النسخ المتطابقة

23.1 This Agreement may be executed in any number of counterparts and all those counterparts taken together shall be deemed to constitute one and the same instrument.

1-23 يجوز التوقيع على الاتفاقية الماثلة بأي عدد من النسخ المتطابقة، التي تشكل جميعها نفس السند الواحد.

23.2 This Agreement is executed in the English and Arabic languages. Both versions shall have the equal force in interpreting the Agreement. However, in case of any discrepancy, the Arabic version shall prevail.

2-23 تحررت هذه الاتفاقية باللغتين العربية والإنجليزية. ويكون للنصين نفس القوة في تفسير الاتفاقية الماثلة، إلا أنه في حالة الاختلاف، يسرى النص باللغة العربية.

24. Governing Law and Jurisdiction

24. القانون الحاكم والاختصاص القضائي

24.1 This Agreement shall be governed by and construed in accordance with the laws of Dubai and the applicable federal laws of the United Arab Emirates.

1-24 تخضع الاتفاقية الماثلة لقوانين إمارة دبي والقوانين الاتحادية النافذة في دولة الإمارات العربية المتحدة، وتُفسر وفقًا لأحكامها.

24.2 The parties hereto irrevocably submit to the exclusive jurisdiction of the courts of Dubai (excluding the Courts of the Dubai International Financial Centre), provided that such submission shall not prejudice the right of the Bank to bring proceedings against the Obligor in any other jurisdiction.

2-24 يخضع الطرفان بموجب الاتفاقية الماثلة بشكل لا رجوع فيه للاختصاص القضائي الحصري لمحاكم دبي (باستثناء محاكم مركز دبي المالي العالمي)، شريطة ألا يخل ذلك الخضوع بحق البنك في رفع دعاوى ضد الملتزم في أي اختصاص قضائي آخر.

FIRST SCHEDULE

الملحق الأول

A. PARTY DETAILS

أ. تفاصيل الطرفين

Customer Name: IBEX Global FZ-LLC
Customer License Number: 103021
Customer Address: Office 206, Building 8, Dubai Outsource City, Dubai, UAE
Customer Phone: (M) 00639985740162
Customer Email: shahzad.mahmood@ibex.co

اسم العميل: أيبكس جلوبال منطقة حرة - ذ.م.م
رقم رخصة العميل: 103021
عنوان العميل: مكتب 206، المبنى 8، مدينة دبي للتعهيد، دبي، إ.ع.م.
هاتف العميل: (M) 00639985740162
البريد الإلكتروني للعميل: shahzad.mahmood@ibex.co

Obligor Name: IBEX Global FZ-LLC
Obligor License Number: 103021
Obligor Address: Office 206, Building 8, Dubai Outsource City, Dubai, UAE
Obligor Phone: (M) 00639985740162
Obligor Email: shahzad.mahmood@ibex.co

اسم الملتزم: أيبكس جلوبال منطقة حرة - ذ.م.م
رقم رخصة الملتزم: 103021
عنوان الملتزم: مكتب 206، المبنى 8، دبي، مدينة دبي للتعهيد، دبي، إ.ع.م.
هاتف الملتزم: (M) 00639985740162
البريد الإلكتروني للملتزم: shahzad.mahmood@ibex.co

B. FACILITY AGREEMENT

ب. اتفاقية التسهيل

Facility Letter ref. no. CMB ISB 260143 dated 13 August 2026 between the Customer and the Bank as amended from time to time.

خطاب عرض التسهيل بالمرجع رقم CMB ISB 260143 بتاريخ 13 أغسطس 2026 بين العميل والبنك **بصيغته المعدلة من وقت إلى آخر.**

C. SECURED AMOUNT

This Agreement shall secure the Secured Indebtedness up to a maximum amount of USD58,905,000 /-

ج. المبلغ المضمون

تضمن هذه الاتفاقية المديونية المضمونة بحد أقصى قدره - 58,905,000/ دولار أمريكي

D. SECURED ASSETS

د. الأصول المضمونة

All of the following existing and future assets of the Obligor:

جميع الأموال الحالية والمستقبلية التالية للملتزم:

• All accounts receivable (including all payments due to the Obligor arising from such accounts receivable)

• جميع حسابات الذمم المدينة (بما في ذلك جميع المدفوعات المستحقة إلى الملتزم وجميع إيرادات الملتزم، بما في ذلك متحصلات التأمين)

SECOND SCHEDULE
NOT APPLICABLE